UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)    February 24, 2011

AspenBio Pharma, Inc.
(Exact name of registrant as specified in charter)

Colorado	001-33675	84-155338
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1585 South Perry Street, Castle Rock, CO	80104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 794-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 24, 2011, AspenBio Pharma, Inc., (the “Company”) received a notice from The NASDAQ Stock Market (“NASDAQ”) indicating that NASDAQ has granted the Company an additional 180 days to regain compliance with NASDAQ’s $1.00 minimum bid price rule under NASDAQ Marketplace Rule 5550(a)(2). Previously, on August 27, 2010, the Company was notified by NASDAQ that the Company did not meet the minimum bid price rule required for continued listing and was provided until February 23, 2011 to achieve compliance.

The Company may achieve compliance during the 180-day additional extension period if the closing bid price of the Company’s common stock is at least a $1.00 per share for a minimum of 10 consecutive trading days before August 22, 2011. If the Company does not regain compliance with the minimum bid price requirement by such date, the NASDAQ staff will provide the Company with written notification that the Common Stock will be delisted from the NASDAQ Capital Market. At that time, the Company may appeal the delisting determination to a NASDAQ Listings Qualifications Panel pursuant to applicable NASDAQ rules.

The Company’s press release describing this additional 180-day extension to regain compliance with the NASDAQ bid price requirements is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference.

This Current Report on Form 8-K (this “Current Report”) includes forward-looking statements that involve a number of risks and uncertainties, the outcome of which would materially and/or adversely affect actual future results and the trading prices of the Company’s securities. The risks and uncertainties include the risk that the Company may not regain compliance with NASDAQ’s minimum bid price rule by August 22, 2011, and other risk factors listed or described from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its most recent filings on Forms 10-K, 10-Q and 8-K. Except as required by law, the Company does not intend to update any of the statements in this Current Report upon further developments.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibits

99.1	Press release dated February 24, 2011, issued by AspenBio Pharma, Inc., titled, “AspenBio Granted 180-Day Extension by Nasdaq to Regain Compliance With Bid Price Requirement”.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AspenBio Pharma, Inc. (Registrant)
Date: February 24, 2011	By:	/s/ Jeffrey G. McGonegal
Name: Jeffrey G. McGonegal
Title: Chief Financial Officer